EXHIBIT 10.10
STEEL PARTNERS HOLDINGS L.P.
AMENDED & RESTATED 2018 INCENTIVE AWARD PLAN
RESTRICTED UNIT AGREEMENT

NOTICE OF GRANT OF RESTRICTED UNITS
Unless otherwise defined herein, the terms defined in the Amended & Restated 2018 Incentive Award Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Restricted Units (the “Notice of Grant”) and the Terms and Conditions of Restricted Units attached hereto as Exhibit A (together, the “Agreement”).
Participant:                [NAME]
Address:                [ADDRESS]
                    [ADDRESS]
Participant has been granted an Award of Restricted Units, subject to the terms and conditions of the Plan and this Agreement, as follows:
Date of Grant    :            [DATE]
Vesting Commencement Date:    [DATE]
Number of Restricted Units:    [NUMBER]
Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Units will vest in accordance with the following schedule:
The Restricted Common Units vest over [NUMBER] years in equal installments on each anniversary of the date of grant.
In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on an outstanding Restricted Unit held by the Participant shall immediately lapse and the Restricted Unit shall immediately become fully vested as of the date of Termination of Employment. In the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in the preceding sentence, all Restricted Units held by the Participant which are not vested as of the effective date of Termination of Employment immediately shall be forfeited and returned to the Partnership.
By Participant’s signature and the signature of the Partnership’s representative below, Participant and the Partnership agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. Participant has reviewed the Plan and this

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Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Agreement. Participant further agrees to notify the Partnership upon any change in the residence address indicated above.
PARTICIPANT                    STEEL PARTNERS HOLDINGS L.P.

Signature                        By

Print Name                        Title

EXHIBIT A

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TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS
1.    Grant. The Company hereby grants to the Participant named in the Notice of Grant (the “Participant”) under the Plan the number of Restricted Units indicated in the Notice of Grant, subject to all of the terms and conditions in this Agreement and the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.
2.    Vesting Schedule. Except as provided in Sections 3 hereof, Sections 7.7 and 7.8 of the Plan and Article 11 of the Plan, and subject to Section 5 hereof, the Restricted Units awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Restricted Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs. As used herein, “Service Provider” means any Employee, Consultant or Director.
3.    Committee Discretion. The Committee, in its discretion, may as set forth in Section 3.2 of the Plan accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Units will be considered as having vested as of the date specified by the Committee.
4.    Forfeiture upon Termination of Status as a Service Provider. Notwithstanding any contrary provision of this Agreement, the balance of the Restricted Units that have not vested as of the time of Participant’s termination as a Service Provider for any or no reason (other than by reason of death or Disability) will be forfeited and automatically transferred to and reacquired by the Partnership at no cost to the Partnership.
5.    Death of Participant. Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Committee or, if no such beneficiary has been designated or survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Partnership with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Partnership to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
6.    Tax Withholdings. Upon the lapse of restrictions on the Restricted Units, the Partnership (or the employing Subsidiary) will withhold a portion of the Units that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by the Partnership (or the employing Subsidiary) with respect to the Units, if any, unless the Partnership, in its sole discretion, requires the Participant to make alternate arrangements satisfactory to the Partnership for such withholdings in advance of the arising of any withholding obligations. The number of Units withheld pursuant to the prior sentence will be rounded up to the nearest whole Unit, with no refund provided for any value of the Units withheld in excess of the tax obligation as a result of such rounding, all pursuant to such procedures as the Committee may specify from time to time.
Notwithstanding any contrary provision of this Agreement, no Units will be issued unless and until all income, employment and other taxes which the Partnership determines must be withheld or collected with respect to such Units have been withheld. In addition and to the

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maximum extent permitted by law, the Partnership (or the employing Subsidiary) has the right to retain without notice from salary or other amounts payable to the Participant, cash having a sufficient value to satisfy any tax withholding obligations that the Partnership determines cannot be satisfied through the withholding of otherwise deliverable Units. All income and other taxes related to the Restricted Units and any Units delivered in payment thereof are the sole responsibility of the Participant.
7.    Rights as Unitholder. Participant will have all the rights of a unitholder of the Partnership including, without limitation, with respect to voting such Restricted Units, receiving dividends and distributions on such Restricted Units, inspecting the books of the Partnership and to instituting suit on its behalf.
8.    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE PARTNERSHIP (OR THE SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THIS AWARD OF RESTRICTED UNITS. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE PARTNERSHIP (OR THE SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
9.    Address for Notices. Any notice to be given to the Partnership under the terms of this Agreement will be addressed to the Partnership, in care of its Secretary, at 590 Madison Avenue, 32nd Floor, New York, NY 10022, or at such other address as the Partnership may hereafter designate in writing.
10.    Changes in Restricted Units. In the event of any non-cash distribution, Unit split, combination or exchange of Units, merger, consolidation or distribution (other than normal cash distributions) of Partnership assets to unitholders, or any other change affecting the Units of the Partnership, other than an “equity restructuring,” the Committee may make equitable adjustments, if any, to reflect such change with respect to the number and kind of Units (or other securities or property) subject to this Award; the terms and conditions of this Award (including, without limitation, any applicable performance targets or criteria with respect thereto); and the grant price per Unit for this Award, in each case pursuant to Section 4.3(b) of the Plan. The Committee may make adjustments in the terms and conditions of, and the criteria included in the Award in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 4.3 of the Plan) affecting the Partnership or the financial statements of the Partnership or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  Adjustments under Section 4.3 of the Plan shall be consistent with Section 409A of the Code, to the extent applicable, and adjustments pursuant to the determination of the Committee shall be conclusive and binding on the Participant.
11.    Grant is Not Transferable. Except to the limited extent provided in Section 5 hereof, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be

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subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
12.    Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
13.    Restrictions on Sale of Securities. The Restricted Units will be registered under U.S. federal securities laws and will be freely tradable upon completion of all conditions to vesting. However, Participant’s subsequent sale of the Units may be subject to any market blackout-period that may be imposed by the Partnership and must comply with the Partnership’s insider trading policies, and any other applicable securities laws.
14.    Additional Conditions to Issuance of Units. The Partnership shall not be required to issue any certificate or certificates for Units hereunder prior to fulfillment of all the following conditions: (a) the admission of such Units to listing on all securities exchanges on which such class of securities is then listed; (b) the completion of any registration or other qualification of such Units under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. state or federal governmental agency, which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Units as the Committee may establish from time to time for reasons of administrative convenience.
15.    Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.
16.    Committee Authority. The Committee will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Units have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Partnership and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
17.    Electronic Delivery. The Partnership may, in its sole discretion, decide to deliver any documents related to Restricted Units awarded under the Plan or future Restricted Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Partnership or another third party designated by the Partnership.
18.    Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

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19.    Agreement Severable. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect.
20.    Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. However, an amendment to avoid the imposition of an excise tax under Section 409A of the  Internal Revenue Code of 1986, as amended (“Section 409A”), may be made without Participant consent.
21.    Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Partnership at any time.
22.    Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Units or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation shall be conducted in the courts of Kent County, Delaware, or the federal courts for the United States for Delaware, and no other courts, where this Award of Restricted Units is made and/or to be performed. Participant waives any and all objections and defenses to bringing any such action before a Delaware court including those relating to lack of personal jurisdiction, improper venue or forum non conveniens.
23.    Clawback. The Restricted Units are subject to any clawback policies of the Committee from time to time in effect.
24.    Sole Agreement. The Agreement is the entire agreement between the parties, and any and all prior oral and written representations are merged in this Agreement.
25.    Right to Future Awards. A Participant’s eligibility for an award with respect to one year shall not be deemed to create or confer on the Participant any right to a grant in any other year, or any benefit or payment in any similar plan or program that may be established by the Company, in respect of any other year.
26.    Nature of Payments. Restricted Units shall not be taken into account in computing the compensation of the Participant for purposes of determining any benefit under (i) any pension, retirement or profit sharing plan of the Partnership, or (ii) any bonus, life insurance or other employee benefit plan of the Partnership or (iii) any agreement between the Partnership and the Participant, except as such plan or agreement shall expressly provide.
27.    Counterparts. The Notice of Grant may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.
28.    Remedies. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this

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Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived.
29.    Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled, or terminated by the Partnership at any time in its discretion.
30.    ERISA. This Award is not intended to be an “employee pension benefit plan” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and therefore it not subject to the requirements of such statute on the regulations promulgated thereunder.
    31.    Section 409A. It is intended that the Restricted Units shall either be exempt from Section 409A or shall comply with Section 409A so as not to subject Participant to payment of any other additional tax, penalty or interest imposed under Section 409A. The provisions of this Agreement shall be construed and interpreted to avoid the imputation of any such additional tax, penalty or interest under Section 409A yet preserve (to the nearest extent reasonably possible) the intended benefit payable to the Participant. Notwithstanding the foregoing, the Partnership makes no representations regarding the tax treatment of any payments hereunder, and the Participant shall be responsible for any and all applicable taxes related to the Restricted Units.
32.    Cancellation of Units. The Partnership may, with the Participant’s written consent, cancel any Restricted Units awarded to the Participant under this Award. In the event of such cancellation, all of the Participant’s rights as a former holder of such Restricted Units with respect to such cancelled Restricted Units shall terminate.
33.    No Liability of the Partnership. The Partnership shall not be liable for the Participant or any other person with respect to any tax consequence expected but not realized by the Participant or other person due to the receipt, vesting or settlement of the Restricted Units.